MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2020

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



4.99%
29.00%
66.01%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	27.53%
Consumer Staples	17.72%
Communication Services	13.45%
Consumer Discretionary	12.41%
Healthcare	11.16%
Financials	9.58%
Industrials	1.88%
Energy	1.28%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	4.99%

TOP 10 HOLDINGS

Mastercard, Inc.	12.92%
Apple Inc.	12.75%
LVMH Moët Hennessey Louis Vuitton ADR	4.64%
Alphabet, Inc. Class A	4.34%
Alphabet, Inc. Class C	4.33%
The Estée Lauder Companies, Inc.	4.12%
T. Rowe Price Group, Inc.	3.51%
Novo-Nordisk ADR	3.43%
Nike, Inc.	3.43%
Roche Holding Ltd. ADR	3.41%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	32
2019 Portfolio Turnover	9.14%
Net Assets (millions)	$22.89
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
17.90%
19.36%
7.54%
2.84%
9.23%
6.69%
6.79%
6.89%
9.36%
9.94%
6.85%
6.95%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$28,546
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2010
2015
2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $28,545.77 on 6/30/20. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

2Q20 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 17.90% in the second quarter versus 19.36% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.85% versus 6.95% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology Sector (Apple Inc. & Facebook, Inc.), Consumer Discretionary (ViacomCBS, Inc.) and Healthcare Sector (Teva Pharmaceuticals & Bayer Aktiengesellschaft). Negative factors impacting performance for the Fund during the quarter included the Consumer Staples Sector (The Hershey Company), Healthcare Sector (Biogen Inc.) and Financial Sector (Berkshire Hathaway Inc.)

During the quarter shares of BNP Paribas were sold in order to provide liquidity to purchase shares of existing holdings. The geographic diversification of the Fund as of June 30, 2020 consisted of 66% domestic stocks, 29% international stocks and 5% cash equivalents. The Fund owned shares of common stock in 31 companies.

Manager Commentary:

Global markets experienced extraordinary volatility during the first half of 2020, as the spread of the corona virus led to the shutdown of significant portions of most major economies. According to the World Bank, in the past 150 years, the world has suffered only three other episodes with recessions as severe: the Great Depression & the economic downturns following World War I & II. In response to the rapid contraction in economic activity, global central banks around the world enacted emergency fiscal stimulus packages to stimulate the economy and supply liquidity to the credit markets.

Despite the widespread economic uncertainty caused by the pandemic, the Standard & Poor's 500 Index posted its best quarter since 1998 with a 20.5% gain while the MSCI EAFE Index (developed international markets) increased by 14.88%. The NASDAQ Composite returned 30.63% as Information Technology Sector stocks continued to outperform during the second quarter.

According to MasterCard, more money was spent online in the United States in April and May of this year than the last 12 Cyber Mondays combined. In the month of May, U.S. e-commerce spending grew by 93% year over year. Beyond the surge in groceries, spending on interior furnishings has seen the most profound shift to digital as consumers stay indoors and rethink how they spend more time in their homes. Many restaurants and retailers have streamlined their operations by having consumers order on-line, by telephone or mobile app and then offering curbside/home delivery. It will be interesting to observe whether this behavior, meant to be temporary, becomes more permanent as consumers become more comfortable with this new means of engagement and convenience.

Thank you for your business and continued support.
Sincerely yours,

Arthur Q. Johnson, CFA

Average Annualized Total Returns as of June 30, 2020

	2Q 2020 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	17.90%	7.54%	9.23%	6.79%	7.70%	9.36%	6.85%
MSCI World Index	19.36%	2.84%	6.69%	6.89%	8.37%	9.94%	6.95%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.